                                                                   Exhibit (d.2)

                                   Schedule A
                                     to the
                Investment Advisory Agreement dated May 12, 2000
                                     between
                                  iShares Trust
                                       and
                          Barclays Global Fund Advisors

Pursuant to Section 4, the Trust shall pay the Adviser compensation at the following annual rates:

Fund                                                                                                    Annual Fee
-----------------------------------------------------------------------------------------------------   ----------
iShares Cohen & Steers Realty Majors Index Fund                                                             0.35%
iShares Dow Jones EPAC Select Dividend Index Fund                                                           0.50%
iShares Dow Jones Select Dividend Index Fund                                                                0.40%
iShares Dow Jones U.S. Index Fund  (formerly known as iShares Dow Jones U.S. Total Market Index Fund)       0.20%
iShares FTSE Developed Small Cap ex-North America Index Fund                                                0.50%
iShares FTSE EPRA/NAREIT Asia Index Fund                                                                    0.48%
iShares FTSE EPRA/NAREIT Europe Index Fund                                                                  0.48%
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund                                              0.48%
iShares FTSE EPRA/NAREIT North America Index Fund                                                           0.48%
iShares FTSE NAREIT Real Estate 50 Index Fund                                                               0.48%
iShares FTSE NAREIT Residential Index Fund                                                                  0.48%
iShares FTSE NAREIT Industrial/Office Index Fund                                                            0.48%
iShares FTSE NAREIT Retail Index Fund                                                                       0.48%
iShares FTSE NAREIT Mortgage REITs Index Fund                                                               0.48%
iShares S&P GSSI(TM) Natural Resources Index Fund                                                           0.48%
iShares S&P GSTI(TM) Networking Index Fund                                                                  0.48%
iShares S&P GSTI(TM) Semiconductor Index Fund                                                               0.48%
iShares S&P GSTI(TM) Software Index Fund                                                                    0.48%
iShares S&P GSTI(TM) Technology Index Fund)                                                                 0.48%
iShares iBoxx $ High Yield Corporate Bond Fund                                                              0.50%
iShares iBoxx $ Investment Grade Corporate Bond Fund (formerly known as                                     0.15%
iShares GS $ InvesTop(TM) Corporate Bond Fund)
iShares KLD 400 Social Index Fund                                                                           0.50%
iShares KLD Select Social(SM) Index Fund                                                                    0.50%
iShares JPMorgan USD Emerging Markets Bond Fund                                                             0.60%
iShares Lehman 1-3 Year Credit Bond Fund                                                                    0.20%
iShares Lehman 1-3 Year Treasury Bond Fund                                                                  0.15%
iShares Lehman 3-7 Year Treasury Bond Fund                                                                  0.15%
iShares Lehman 7-10 Year Treasury Bond Fund                                                                 0.15%
iShares Lehman 10-20 Year Treasury  Bond Fund                                                               0.15%
iShares Lehman 20+ Year Treasury Bond Fund                                                                  0.15%
iShares Lehman Aggregate Bond Fund                                                                          0.20%
iShares Lehman Credit Bond Fund                                                                             0.20%
iShares Lehman Government/Credit Bond Fund                                                                  0.20%
iShares Lehman Intermediate Credit Bond Fund                                                                0.20%

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
Fund                                                                                                    Annual Fee
-----------------------------------------------------------------------------------------------------   ----------
iShares Lehman Intermediate Government/Credit Bond Fund                                                     0.20%
iShares Lehman MBS Bond Fund (formerly known as iShares Lehman MBS Fixed-Rate Bond Fund)                    0.25%
iShares Lehman Short Treasury Bond Fund                                                                     0.15%
iShares Lehman TIPS Bond Fund                                                                               0.20%
iShares Morningstar Large Core Index Fund                                                                   0.20%
iShares Morningstar Large Growth Index Fund                                                                 0.25%
iShares Morningstar Large Value Index Fund                                                                  0.25%
iShares Morningstar Mid Core Index Fund                                                                     0.25%
iShares Morningstar Mid Growth Index Fund                                                                   0.30%
iShares Morningstar Mid Value Index Fund                                                                    0.30%
iShares Morningstar Small Core Index Fund                                                                   0.25%
iShares Morningstar Small Growth Index Fund                                                                 0.30%
iShares Morningstar Small Value Index Fund                                                                  0.30%
iShares MSCI ACWI Index Fund                                                                                0.35%
iShares MSCI ACWI ex US Index Fund                                                                          0.35%
iShares MSCI EAFE Growth Index Fund                                                                         0.40%
iShares MSCI EAFE Small Cap Index Fund                                                                      0.40%
iShares MSCI EAFE Value Index Fund                                                                          0.40%
iShares MSCI Kokusai Index Fund                                                                             0.25%
iShares Nasdaq Biotechnology Index Fund                                                                     0.48%
iShares NYSE 100 Index Fund                                                                                 0.20%
iShares NYSE Composite Index Fund                                                                           0.25%
iShares Russell 1000 Growth Index Fund                                                                      0.20%
iShares Russell 1000 Index Fund                                                                             0.15%
iShares Russell 1000 Value Index Fund                                                                       0.20%
iShares Russell 2000 Growth Index Fund                                                                      0.25%
iShares Russell 2000 Index Fund                                                                             0.20%
iShares Russell 2000 Value Index Fund                                                                       0.25%
iShares Russell 3000 Growth Index Fund                                                                      0.25%
iShares Russell 3000 Index Fund                                                                             0.20%
iShares Russell 3000 Value Index Fund                                                                       0.25%
iShares Russell Microcap(TM) Index Fund                                                                     0.60%
iShares Russell Midcap Growth Index Fund                                                                    0.25%
iShares Russell Midcap Index Fund                                                                           0.20%
iShares Russell Midcap Value Index Fund                                                                     0.25%
iShares S&P 100 Index Fund                                                                                  0.20%
iShares S&P 1500 Index Fund                                                                                 0.20%
iShares S&P 500 Growth Index Fund                                                                           0.18%
iShares S&P 500 Index Fund                                                                                0.0945%
iShares S&P 500 Value Index Fund                                                                            0.18%
iShares S&P Asia 50 Index Fund                                                                              0.50%
iShares S&P California Municipal Bond Fund                                                                  0.25%
iShares S&P Europe 350 Index Fund                                                                           0.60%
iShares S&P Global 100 Index Fund                                                                           0.40%
iShares S&P Global Consumer Discretionary Sector Index Fund                                                 0.48%
iShares S&P Global Consumer Staples Sector Index Fund                                                       0.48%
iShares S&P Global Energy Sector Index Fund                                                                 0.48%

Fund                                                                                                    Annual Fee
-----------------------------------------------------------------------------------------------------   ----------
iShares S&P Global Financials Sector Index Fund                                                             0.48%
iShares S&P Global Healthcare Sector Index Fund                                                             0.48%
iShares S&P Global Industrials Sector Index Fund                                                            0.48%
iShares S&P Global Infrastructure Index Fund                                                                0.48%
iShares S&P Global Materials Sector Index Fund                                                              0.48%
iShares S&P Global Technology Sector Index Fund                                                             0.48%
iShares S&P Global Telecommunications Sector Index Fund                                                     0.48%
iShares S&P Global Utilities Sector Index Fund                                                              0.48%
iShares S&P Latin America 40 Index Fund                                                                     0.50%
iShares S&P MidCap 400 Growth Index Fund                                                                    0.25%
iShares S&P MidCap 400 Index Fund                                                                           0.20%
iShares S&P MidCap 400 Value Index Fund                                                                     0.25%
iShares S&P National Municipal Bond Fund                                                                    0.30%
iShares S&P New York Municipal Bond Fund                                                                    0.25%
iShares S&P SmallCap 600 Growth Index Fund                                                                  0.25%
iShares S&P SmallCap 600 Index Fund                                                                         0.20%
iShares S&P SmallCap 600 Value Index Fund                                                                   0.25%
iShares S&P/TOPIX 150 Index Fund                                                                            0.50%
iShares S&P U.S. Preferred Stock Index Fund                                                                 0.48%
iShares S&P World ex-U.S. Property Index Fund                                                               0.48%

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Advisory Fee for iShares MSCI EAFE Index Fund
0.35% per annum of the aggregate net assets less than or equal to $30.0 billion plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion plus 0.28% per annum of the aggregate net assets in excess of $60.0 billion

Advisory Fee for iShares FTSE China Funds iShares FTSE/Xinhua China 25 Index Fund

0.74% per annum of the aggregate net assets less than or equal to $6.0 billion plus 0.67% per annum of the aggregate net assets between $6.0 billion and $12.0 billion plus 0.60% per annum of the aggregate net assets in excess of $12.0 billion

Advisory Fee for iShares Dow Jones Sector Funds iShares Dow Jones Transportation Average Index Fund iShares Dow Jones U.S. Aerospace & Defense Index Fund iShares Dow Jones U.S. Basic Materials Sector Index Fund iShares Dow Jones U.S. Broker-Dealers Index Fund iShares Dow Jones U.S. Consumer Goods Sector Index Fund iShares Dow Jones U.S. Consumer Services Sector Index Fund iShares Dow Jones U.S. Energy Sector Index Fund iShares Dow Jones U.S. Financial Sector Index Fund iShares Dow Jones U.S. Financial Services Index Fund iShares Dow Jones U.S. Healthcare Providers Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund iShares Dow Jones U.S. Home Construction Index Fund iShares Dow Jones U.S. Industrial Sector Index Fund iShares Dow Jones U.S. Insurance Index Fund iShares Dow Jones U.S. Medical Devices Index Fund iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund iShares Dow Jones U.S. Oil Equipment & Services Index Fund iShares Dow Jones U.S. Pharmaceuticals Index Fund iShares Dow Jones U.S. Real Estate Index Fund iShares Dow Jones U.S. Regional Banks Index Fund iShares Dow Jones U.S. Technology Sector Index Fund iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Utilities Sector Index Fund

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion

Amended and Approved by the Board of Trustees of iShares Trust on March 4-5, 2008.